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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 March 31, 2003


                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    0-19612                    04-2834797
(State of incorporation or    (Commission File Number)        (I.R.S. Employer
      organization)                                          Identification No.)


                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (212) 645-1405


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Item 5.  Other Events

     On March 31, 2003, ImClone Systems Incorporated issued a press release announcing the postponement of the release of its financial results for the fourth quarter and year ended December 31, 2002 as well as the filing of its annual report on Form 10-K with the Securities and Exchange Commission. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.   Exhibits

     (c) Exhibits

     99.1 Press Release dated March 31, 2003.

Item 12.  Results of Operations and Financial Conditions

     See Item 5, above.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ImClone Systems Incorporated

                                            By: /s/ Clifford R. Saffron
                                                -------------------------------
                                                Name:  Clifford R. Saffron
                                                Title: Senior Vice President,
                                                       Legal and General Counsel


Date:  March 31, 2003
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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

                         Press release dated March 31, 2003
99.1
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                                                                    Exhibit 99.1


Investors:                                         Media:
ImClone Systems Incorporated                       Abernathy MacGregor
Andrea F. Rabney                                   Andrew Merrill or David Pitts
(646) 638-5058                                     (212) 371-5999
Stefania A. Bethlen
(646) 638-5046

For Immediate Release

   IMCLONE SYSTEMS POSTPONES ANNOUNCEMENT OF 2002 FOURTH QUARTER AND YEAR END
                   FINANCIAL RESULTS AND FILING OF FORM 10-K

New York, NY -- March 31, 2003 -- ImClone Systems Incorporated (Nasdaq: IMCL) announced today that it is postponing the announcement of its financial results for the fourth quarter and year ended December 31, 2002 as well as the filing of its annual report on Form 10-K with the Securities and Exchange Commission. The Company expects to announce financial results and file its annual report on Form 10-K by April 15, 2003.

The Company is delaying the announcement of its financial results due to the need to restate its 2001 and later financial statements and possibly certain of its financial statements for earlier periods to reflect the impact of a potential withholding tax liability on the exercise of company stock options and warrants issued to its former President and Chief Executive Officer due to his non-payment of New York State income taxes and potential non-payment of federal income taxes. The Company has been engaged in discussions with both the Internal Revenue Service and the New York State Department of Taxation and Finance regarding the extent of its liability and any interest or penalties that may be assessed.

In addition, the Company is reviewing certain other options and warrants to determine the extent, if any, of potential withholding tax liabilities associated with the exercise of those warrants and options which were held by current and former officers, directors and employees, including its former President and Chief Executive Officer.

Federal and state tax law provides that an employer is obliged to withhold taxes from the proceeds of an employee's exercise of certain types of options and warrants. An employer who does not so withhold is liable for those taxes to the extent that the employee fails to pay them and potential related interest and penalties.

The Company currently estimates that the total amount to be reflected on the balance sheet relating to the non-payment of state and federal taxes by its former President and Chief Executive Officer and the Company's review of certain options and warrants could be up to $60 million, exclusive of penalties and interest. While the amount of this liability and the amount ultimately charged against earnings will be determined by the Company's ongoing review of the certain other options and warrants, the charge against earnings will be at least $23.3 million, an amount representing the withholding tax liability attributable to its former President and Chief Executive Officer, exclusive of penalties and interest.

Notwithstanding this liability and related charges, the Company believes that its existing cash on hand, marketable securities and amounts to which it is entitled should enable it to maintain its current and planned operations through at least March 2004.
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About ImClone Systems Incorporated

ImClone Systems Incorporated is committed to advancing oncology care by developing a portfolio of targeted biologic treatments, designed to address the medical needs of patients with cancer. The Company's three programs include growth factor blockers, angiogenesis inhibitors and cancer vaccines. ImClone Systems' strategy is to become a fully integrated biopharmaceutical company, taking its development programs from the research stage to the market. ImClone Systems is headquartered in New York City with additional administration, manufacturing and laboratory facilities in Somerville, New Jersey and Brooklyn, New York.

The matters discussed in this news release may include forward-looking statements which involve potential risks and uncertainties. Important factors that may cause actual results to differ materially include, but are not limited to, the risks and uncertainties associated with completing pre-clinical and clinical trials of the company's compounds that demonstrate such compounds' safety and effectiveness; obtaining additional financing to support the company's operations; obtaining and maintaining regulatory approval for such compounds and complying with other governmental regulations applicable to the company's business; obtaining the raw materials necessary in the development of such compounds; consummating and maintaining collaborative arrangements with corporate partners for product development; achieving milestones under collaborative arrangements with corporate partners; developing the capacity to manufacture, market and sell the company's products, either directly or with collaborative partners; developing market demand for and acceptance of such products; competing effectively with other pharmaceutical and biotechnological products; obtaining adequate reimbursement from third party payers; attracting and retaining key personnel; legal costs and the outcome of outstanding legal proceedings and investigations; obtaining patent protection for discoveries and risks associated with commercial limitations imposed by patents owned or controlled by third parties. The company does not undertake any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.